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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 30, 2006


                         GS Mortgage Securities Corp.
             (as depositor for the GSAA Home Equity Trust 2006-11)

          Delaware                  333-132809-15              13-3387389
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

         85 Broad Street, New York, New York                      10004
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      (Address of Principal Executive Offices)                  (Zip Code)


                                (212) 902-1000
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             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9   Financial Statements and Exhibits
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Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

(a)  Financial statements of businesses acquired.
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        Not applicable.

(b)  Pro forma financial information.
     -------------------------------

        Not applicable.

(c)  Exhibits.
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5.1     Legality Opinion of Sidley Austin LLP.

8.1     Tax Opinion of Sidley Austin LLP.

23.1    Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 30, 2006


                                    GS MORTGAGE SECURITIES CORP.



                                    By: /s/ Michelle Gill
                                        ----------------------------
                                        Name:  Michelle Gill
                                        Title: Vice President


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                                 Exhibit Index
                                 -------------

Exhibit Index
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Exhibit
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5.1     Legality Opinion of Sidley Austin LLP

8.1     Tax Opinion of Sidley Austin LLP

23.1    Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)